UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 27, 2004

Evans Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1.000-18539	161332767
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

14-16 North Main Street, Angola, NY		14006
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	716-926-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2004, the Stock Option and Long-Term Incentive Plan Committee (the "Committee") of the Board of Directors of Evans Bancorp, Inc. (the "Company") adopted a new form of incentive stock option agreement pursuant to which incentive stock options may be granted to employees of the Company under the Evans Bancorp, Inc. 1999 Stock Option and Long-Term Incentive Plan (as amended and restated January 27, 2003) (the "Plan"), including executive officers who are employees of the Company. Additionally, on the date of adoption of the new option form, the Committee granted incentive stock options under the Plan to certain employees of the Company, including options to acquire shares of the Company’s common stock to the following executive officers of the Company - James Tilley, president and chief executive officer (options to acquire 2,500 shares), Mark DeBacker, treasurer (options to acquire 2,000 shares), William R. Glass, assistant secretary (options to acquire 2,000 shares) and Robert G. Miller, Jr., president of ENB Insurance Agency, Inc. (f/k/a M&W Agency, Inc.) and ENB Associates, Inc., each an indirect, wholly-owned subsidiary of the Company (options to acquire 2,000 shares).

The form of incentive stock option agreement used by the Company to grant incentive stock options to employee grantees, including executive officers of the Company, prior to September 27, 2004 is attached to this Report as Exhibit 99.1. This form of incentive option agreement provides for vesting as follows: 50% vested beginning the fifth anniversary of the option grant, 60% vested beginning the sixth anniversary of the option grant, 70% vested beginning the seventh anniversary of the option grant, 80% vested beginning the eighth anniversary of the option grant and 100% vested beginning the ninth anniversary of the option grant, except in the case of Mr. Tilley, whose options will vest 100% at the beginning of the third anniversary of the option grant and in the case of a non-executive officer grantee, whose options will vest 50% at the beginning of the first anniversary of the option grant and 100% on the second anniversary of the option grant.

The form of incentive stock option agreement to be used by the Company to grant incentive stock options to employees, including executive officers of the Company, from and after September 27, 2004 is attached to this Report as Exhibit 99.2. Pursuant to the Plan, the Committee, which is the Administrator of the Plan, can from time to time adopt a new form of option agreement consistent with the Plan. The new incentive stock option agreement form changes the option vesting schedule, such that 100% of the options will vest at the beginning of the fifth anniversary of the option grant, except in the case of Mr. Tilley, whose options will vest 100% at the beginning of the second anniversary of the option grant, and provides grantees with additional provisions that make the options 100% vested and exercisable in the event of a change of control.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Form of Evans Bancorp, Inc. Incentive Stock Option
Agreement prior to September 27, 2004.

Exhibit 99.2 Form of Evans Bancorp, Inc. Incentive Stock Option
Agreement from and after September 27, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Bancorp, Inc. (Registrant)

September 30, 2004	By:	James Tilley

Name: James Tilley
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

EX-99.1	Incentive Stock Option Agreement prior to September 27, 2004
EX-99.2	Incentive Stock Option Agreement from and after September 27, 2004